LAND TITLE ACT
FORM B (Section 225)

MORTGAGE - PART 1 Province of British Columbia

Your electronic signature is a representation that you are a subscriber as defined by the Land Title Act, RSBC 1996 c.250, and that you have applied your electronic signature in accordance with Section 168.3, and a true copy, or a copy of that true copy, is in your possession.

1. APPLICATION: (Name, address, phone number of applicant, applicant's solicitor or agent)

Ryan Law Group, Barristers & Solicitors
500-5900 No. 3 Road
Richmond BC V6X 3P7
604-271-8078
11565

Deduct LTSA Fees? Yes ☑

2. PARCEL IDENTIFIER AND LEGAL DESCRIPTION OF LAND:
[PID] [legal description]

SEE SCHEDULE

STC? YES ☐

3. BORROWER(S) (MORTGAGOR(S)): (including postal address(es) and postal code(s))

THE WILDERNESS WAY ADVENTURE RESORT INC.

8-1540 SPRINGHILL DRIVE
KAMLOOPS BRITISH COLUMBIA
V2E 2H1 CANADA

Incorporation No
0955152

4. LENDER(S) (MORTGAGEE(S)): (including occupation(s), postal address(es) and postal code(s))

ALPHA CAPITAL ANSTALT
515 Rockaway Avenue
Valley Stream NEW YORK
USA 11581

5. PAYMENT PROVISIONS:

			Y	M	D
(a) Principal Amount: 1,000,000.00	(b) Interest Rate: 8% per annum	(c) Interest Adjustment Date: N/A			
(d) Interest Calculation Period: quarterly, not in advance	(e) Payment Dates: ON DEMAND	(f) First Payment Date: N/A			
(g) Amount of each periodic payment: N/A	(h) *Interest Act* (Canada) Statement. The equivalent rate of interest calculated half yearly not in advance is N/A % per annum.	(i) Last Payment Date: N/A			
(j) Assignment of Rents which the applicant wants registered ? YES ☐ NO ☑ If YES, page and paragraph number:	(k) Place of payment: 515 Rockaway Avenue, Valley Stream NY, USA 11581	(l) Balance Due Date: ON DEMAND			

6. MORTGAGE contains floating charge on land ?
YES ☐ NO ☑

7. MORTGAGE secures a current or running account ?
YES ☐ NO ☑

8. INTEREST MORTGAGED:
Freehold ☑
Other (specify) ☐

9. MORTGAGE TERMS:

Part 2 of this mortgage consists of (select one only):
(a) Prescribed Standard Mortgage Terms ☑
(b) Filed Standard Mortgage Terms ☐ D F Number:
(c) Express Mortgage Terms ☐ (annexed to this mortgage as Part 2)
A selection of (a) or (b) includes any additional or modified terms referred to in item 10 or in a schedule annexed to this mortgage.

10. ADDITIONAL OR MODIFIED TERMS:

This mortgage is security for a guarantee made by the mortgagor by agreement made ______ day of March, 2014.

11. PRIOR ENCUMBRANCES PERMITTED BY LENDER:

SEE SCHEDULE

12. EXECUTION(S): This mortgage charges the Borrower's interest in the land mortgaged as security for payment of all money due and performance of all obligations in accordance with the mortgage terms referred to in item 9 and the Borrower(s) and every other signatory agree(s) to be bound by, and acknowledge(s) receipt of a true copy of, those terms.

Officer Signature(s)	Execution Date Y	M	D	Borrower(s) Signature(s)
______________________	14			THE WILDERNESS WAY ADVENTURE RESORT INC. by its authorized signatory(ies) ______________________ Andrew Ryan McKinnon

OFFICER CERTIFICATION:
Your signature constitutes a representation that you are a solicitor, notary public or other person authorized by the *Evidence Act*, R.S.B.C. 1996, c.124, to take affidavits for use in British Columbia and certifies the matters set out in Part 5 of the *Land Title Act* as they pertain to the execution of this instrument.

2. PARCEL IDENTIFIER AND LEGAL DESCRIPTION OF LAND:
[PID] [LEGAL DESCRIPTION]

005-720-966 **LEGAL SUBDIVISION 16 SECTION 21 TOWNSHIP 19 RANGE 24 WEST OF THE 6TH MERIDIAN KAMLOOPS DIVISION YALE DISTRICT**

STC? YES ☐

2. PARCEL IDENTIFIER AND LEGAL DESCRIPTION OF LAND:
[PID] [LEGAL DESCRIPTION]

005-720-982 **BLOCK A SECTION 22 TOWNSHIP 19 RANGE 24 WEST OF THE 6TH MERIDIAN KAMLOOPS DIVISION YALE DISTRICT**

STC? YES ☐

2. PARCEL IDENTIFIER AND LEGAL DESCRIPTION OF LAND:
[PID] [LEGAL DESCRIPTION]

005-721-024 **BLOCK A SECTION 28 TOWNSHIP 19 RANGE 24 WEST OF THE 6TH MERIDIAN KAMLOOPS DIVISION YALE DISTRICT**

STC? YES ☐